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                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

         Date of Report (Date of earliest event reported) July 27, 2000

                          MOMENTUM HOLDINGS CORPORATION
                   formerly known as Buffalo Capital VIII, Ltd
             (Exact name of Registrant as specified in its charter)

            Delaware                      0-23873             13-4099008
            --------                      -------             ----------
  (State or other jurisdiction          (Commission        (I.R.S. Employer
of incorporation or organization)       File Number)      Identification No.)

                        36 West 25th Street, Second Floor
                            New York, New York 10010
              (Address of principal executive offices and Zip Code)

                                 (212) 414-2700
               (Registrant's telephone number including area code)


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                                   FORM 8-K/A
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Momentum Holdings Corporation and its subsidiary.

Item 1.  Changes in Control of Registrant.
         Note Applicable

Item 2.  Acquisition or Disposition of Assets.
         Not Applicable

Item 3.  Bankruptcy or Receivership.
         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.
         We have appointed Marden, Harrison & Kreuter, CPA's, 1311 Mamaroneck Avenue, White Plains, NY 10605, as our independent accountants for the fiscal year ended December 31, 2000. This appointment was submitted to the shareholders for ratification at our recent Shareholders' Meeting and approved. In the period from the date of engagement to the date of appointment of our new accountants, we and our former certified public accountants, Comisky & Co., CPA's had no disagreements nor other events reportable under Item 304 of Regulation S-K, including, but not limited to, any disagreements during our most recent fiscal year and any subsequent interim period preceding the date of resignation. Further, the former auditor's report on the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. A copy of a letter from our former accountants confirming the above disclosure is attached hereto.

Item 5.  Other Events
         Our shareholders have approved a change of our state of incorporation from Colorado to Delaware and a change of our name to Momentum Holdings Corporation. Our new trading symbol on the NASD Bulletin Board is MMHD. Our shareholders also approved the recapitalization of our authorized shares. Our new Delaware Company has a capitalization of Fifty Million (50,000,000) shares of one class of common stock of the par value of One Mill ($.001) each; and One Million (1,000,000) shares of preferred stock of the par value of One Cent ($.01) each, to have such classes, series and preferences as the Board of Directors may determine from time to time. The recapitalization of the authorized shares does not affect the number of outstanding shares, nor does it affect the number of shares owned by each shareholder. Our exhibits contain the applicable documents on these transactions.


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Item 6.  Resignation of Registrant's Directors.
         Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         Exhibit 2   Articles of Merger and Plan of Merger
         Exhibit 3   Articles of Amendment Changing the Name of the Company
         Exhibit 16  Accountants' Letter

Item 8.  Change in Fiscal Year.
         Not Applicable

Item 9.  Sales of Equity Securities Pursuant to Regulation S.
         Not Applicable


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MOMENTUM HOLDINGS CORPORATION


Dated: July 27, 2000                  By: /s/ Mark Balsam
                                          ------------------
                                            President


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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

    2        Articles of Merger and Plan of Merger

    3        Articles of Amendment Changing the Name of the Company

   16        Accountants' Letter